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                                  EXHIBIT (15)

                               POWERS OF ATTORNEY

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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                             SEPARATE ACCOUNT VA-2L

Know all men by these presents that Christopher H. Garrett, whose signature appears below, constitutes and appoints Frank A. Camp and Brenda K. Clancy, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA-2L, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                                 /s/ Christopher H. Garrett
                                           -------------------------------------
                                           Christopher H. Garrett
                                           Director
                                           Transamerica Occidental Life
                                           Insurance Company

    August 15, 2002
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Date

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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                             SEPARATE ACCOUNT VA-2L

Know all men by these presents that Diane Meiners, whose signature appears below, constitutes and appoints Frank A. Camp and Brenda K. Clancy, and each of them, her attorneys-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto for the Separate Account VA-2L, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                                 /s/ Diane Meiners
                                            ------------------------------------
                                            Diane Meiners
                                            Vice President
                                            Transamerica Occidental Life
                                            Insurance Company

   August 15, 2002
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Date